SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report: April 11, 2006

GTREX CAPITAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31974	13-4171971
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

65 Enterprise, Aliso Viejo, CA 92656

(Address of principal executive offices)

Registrant's telephone number, including area code: (949) 330-7140

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 5.03. Amendment to Bylaws

Effective April 11, 2006, the Board of Directors of the Company adopted Amended and Restated Bylaws of the Company in order to change the date for the annual shareholder meeting to a more practical date. Article II, Section 1 of the Bylaws of the Company is amended as follows:  "The annual meeting of the shareholders shall be held at between sixty (60) and ninety (90) days following the filing of the Company's annual financial statements with the proper regulatory authorities, or March 31, whichever is later, at 10:00 o'clock am on a weekday to designated by the Board of Directors.  In the event such date is impractical, the Board shall convene the annual meeting at the next earliest practical opportunity."

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GTREX CAPITAL, INC.

April 17, 2006	/s/ Christopher Berlandier
Date	Christopher Berlandier Chief Executive Officer

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